August 29, 1997



     Securities and Exchange Commission
     450 Fifth Street, N.W.
     Room 1004
     Judiciary Plaza
     Washington, D.C.  20549


     RE:     El Chico Restaurants, Inc. 8-K for Employment
             Agreement of Wallace A. Jones


     Gentlemen:

     We are transmitting electronically the Form 8-K for the employment agreement between El Chico Restaurants, Inc. and Wallace A. Jones.


     Sincerely,



     Susan R. Holland
     Vice President, Treasurer &
     Controller


     /ktc



     cc: National Assoc. of Securities Dealers, Inc. (electronic
           EDGAR submission)
         Lawrence E. White
         Ron Frappier
         Darl Hatfield
         Britt Langford
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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8 - K

                             CURRENT REPORT

   Pursuant to Section 13 Of 15(d) of the Securities Exchange Act of 1934

                             Date of Report
                            August 29, 1997


                        EL CHICO RESTAURANTS, INC.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)


                               Texas
             ----------------------------------------------
             (State or other jurisdiction of incorporation)


              0-12802                           75-0982250
       ------------------------              ------------------
       (Commission File Number)              (I.R.S Employer
                                               Identification No.)


         12200 Stemmons Freeway, Suite 100, Dallas, Texas 75234
         -------------------------------------------------------
                (Address of principal executive offices)
                               (Zip Code)


                               (972) 241-5500
          ----------------------------------------------------
          (Registrant's telephone number, including area code)


         -----------------------------------------------------------
         (Former name, former address, if changed since last report)



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   PART II.   OTHER INFORMATION


   Item 5.    Other Events

              This Form 8-K is being filed hereby to effect the filing of the employment agreement between El Chico Restaurants, Inc. and Wallace A. Jones.







                               SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      EL CHICO RESTAURANTS, INC.


   Date: August 29, 1997              By: /s/Susan R. Holland
                                          Vice President, Treasurer &
                                          Controller